UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

reported): September 30, 2009

Centene Corporation

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(Exact Name of Registrant as Specified in Charter)

Delaware --------------------------- (State or Other Jurisdiction of Incorporation)	001-31826 ------------------- (Commission File Number)	42-1406317 --------------------------- (I.R.S. Employer Identification Number)

7711 Carondelet Avenue, Suite 800 St. Louis, Missouri ---------------------------------------------------- (Address of Principal Executive Offices)	63105 ------------------ (Zip Code)

Registrant’s telephone number, including area code:

(314) 725-4477

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Eric R. Slusser, Executive Vice President of International Development, has announced that he will be leaving Centene Corporation (the “Company”) effective October 16, 2009 in order to pursue another opportunity. Mr. Slusser will receive payments from the Company that are consistent with the terms of his existing agreement (a form of which is referenced as Exhibit 10.14 of the Company’s Annual Report on Form 10-K for the year 2008).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date: October 2, 2009	By:	/s/ Keith H. Williamson
Keith H. Williamson
Senior Vice President, Secretary and General Counsel